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                                                                    Exhibit 99.1



Noteholders' Statement for Student Loan Funding 1999 - A/B Trust
Student Loan Senior & Subordinate Asset Backed Notes for Collection Period Ending: December 31, 1999


CUSIP
Senior Series 1999 A-1                                                 86387AAA7
                                                                ----------------
Senior Series 1999 A-2                                                 86387AAB5
                                                                ----------------
Senior Series 1999 A-3                                                 86387AAC3
                                                                ----------------
Senior Series 1999 A-4                                                 86387AAD1
                                                                ----------------
Senior Series 1999 A-5                                                 86387AAE9
                                                                ----------------
Senior Series 1999 A-6                                                 86387AAF6
                                                                ----------------
Subordinate Series 1999 B-1                                            86387AAG4
                                                                ----------------

DISTRIBUTION DATE                                               February 1, 2000
                                                                ----------------

(a) Amount of principal being paid or distributed:
             (i)             1999 A-1 Notes:                               $0.00
             (ii)            1999 A-2 Notes:                               $0.00
             (iii)           1999 A-3 Notes:                               $0.00
             (iv)            1999 A-4 Notes:                               $0.00
             (v)             1999 A-5 Notes:                               $0.00
             (vi)            1999 A-6 Notes:                               $0.00
             (vii)           1999 B-1 Notes:                               $0.00

(b) Amount of interest being paid or distributed based upon the Formula Rate:
             (i)             1999 A-1 Notes:     7 day auction        $83,854.17
             (ii)            1999 A-2 Notes:     7 day auction        $83,854.17
             (iii)           1999 A-3 Notes:                         $341,250.00
             (iv)            1999 A-4 Notes:                         $444,888.89
             (v)             1999 A-5 Notes:                         $338,333.33
             (vi)            1999 A-6 Notes:                         $427,077.78
             (vii)           1999 B-1 Notes:                         $138,833.33

    Formula Interest Rates
             (i)             1999 A-1 Notes:                              5.750%
             (ii)            1999 A-2 Notes:                              5.750%
             (iii)           1999 A-3 Notes:                              5.850%
             (iv)            1999 A-4 Notes:                              5.720%
             (v)             1999 A-5 Notes:                              5.800%
             (vi)            1999 A-6 Notes:                              5.780%
             (vii)           1999 B-1 Notes:                              5.950%



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(c) Interest Rates if they were based upon the Net Loan Rate
             (i)             1999 A-1 Notes:                              7.760%
             (ii)            1999 A-2 Notes:                              7.760%
             (iii)           1999 A-3 Notes:                              7.760%
             (iv)            1999 A-4 Notes:                              7.760%
             (v)             1999 A-5 Notes:                              7.760%
             (vi)            1999 A-6 Notes:                              7.760%
             (vii)           1999 B-1 Notes:                              7.760%

(d) Amount of distribution allocable to any Noteholders' Interest Carryover:
             (i)             1999 A-1 Notes:                               $0.00
             (ii)            1999 A-2 Notes:                               $0.00
             (iii)           1999 A-3 Notes:                               $0.00
             (iv)            1999 A-4 Notes:                               $0.00
             (v)             1999 A-5 Notes:                               $0.00
             (vi)            1999 A-6 Notes:                               $0.00
             (vii)           1999 B-1 Notes:                               $0.00

(e) Pool Balance on November 30, 1999:                           $343,101,915.00
    Pool Balance on December 31, 1999:                           $468,153,919.00
             (i)             Parity Percentage                            99.75%
             (ii)            Senior Parity Percentage                    105.74%

(f) After giving effect to distributions on this Distribution Date:
             (i)             1999 A-1 Notes:                      $75,000,000.00
             (ii)            1999 A-2 Notes:                      $75,000,000.00
             (iii)           1999 A-3 Notes:                      $75,000,000.00
             (iv)            1999 A-4 Notes:                     $100,000,000.00
             (v)             1999 A-5 Notes:                      $75,000,000.00
             (vi)            1999 A-6 Notes:                      $95,000,000.00
             (vii)           1999 B-1 Notes:                      $30,000,000.00

    Total Series A Notes outstanding:                            $495,000,000.00
    Total Notes outstanding:                                     $525,000,000.00

(g) Amount of Program Operating Expenses
    to be allocated for the upcoming Distribution Date:              $208,691.00

(h) (i)  Aggregate amount of Realized Losses (if any) for the Collection Period
         immediately preceding the Distribution Date:                  $8,349.00
    (ii) Amount received for recoveries of Realized Losses
         from a previous Collection Period
             (a) interest                                                  $0.00
             (b) principal                                                 $0.00



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(i) (i)   Amount of distribution attributable to the Reserve Fund:         $0.00
    (ii)  Amount of distribution attributable to the Acquisition Fund:     $0.00
    (iii) Amount of distribution attributable to other Indenture
          accounts:                                                  $422,187.50
    (iv)  Reserve Fund Balance:                                    $3,993,705.76
    (v)   Acquisition Fund Balance:                                  $449,207.66
    (vi)  Other Indenture Account Balances:                       $10,352,693.92
    (vii) Amount of Parity Percentage Payments:                            $0.00

(j) The aggregate amount paid for Financed Student Loans
    purchased by the trust during the immediately preceding
    Collection Period:                                            $26,345,446.00

(k) Amount of Financed Student Loans:
    (i)   that are 31 through 60 days delinquent:                 $18,453,582.00
    (ii)  that are 61 through 90 days delinquent:                  $8,861,415.00
    (iii) that are 91 through 120 days delinquent:                 $5,864,227.00
    (iv)  that are more than 120 days delinquent:                  $8,719,256.00
    (v)   for which claims have been filed with the appropriate
          Guaranty Agency, guarantor, or escrow fund and which are
          awaiting payment:                                           $72,702.00



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